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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) August 23, 1999
                                                         ---------------

                    SOUTH JERSEY FINANCIAL CORPORATION, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-24997                  22-3615289
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(State or other Jurisdiction of    (Commission              (IRS Employer
 Incorporation or Organization     File Number)             Identification No.)

                  4651 Route 42, Turnersville, New Jersey 08012
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               (Address of Principal Executive Offices) (Zip Code)

                                 (609) 629-6000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)







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ITEM 5.  OTHER EVENTS.
         -------------

      On August 23, 1999, South Jersey Financial Corporation, Inc. (the "Company"), issued a press release which announced that it had completed its repurchase of 5% of the Company's outstanding shares.

      A press release announcing the stock repurchase is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99 Press Release dated August 23, 1999.




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CONFORMED


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SOUTH JERSEY FINANCIAL CORPORATION, INC.


Dated: August 24, 1999               By: /s/ Robert J. Colacicco
                                         ---------------------------------------
                                         Robert J. Colacicco
                                         President and Chief Executive Officer